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                                                    EXHIBIT 10.97

THIS AGREEMENT ("Agreement") is made as of this 11th day of January 1999, between CONSOLIDATED CAPITAL OF NORTH AMERICA,
INC.,  a Colorado corporation (the "Company") and SECURITY INCOME
TRUST, L. P.  (the "Purchaser").

                             RECITAL

     WHEREAS, the Company has authorized the issuance and sale of the  Company's  18%  Note in the principal amount  of  $1,250,000 having  the  terms  set forth in Exhibit A attached  hereto  (the
"Note"); and

     WHEREAS, the Purchaser desires to purchase, and the Company desires to issue, the Note on the terms set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, the Company and the Purchaser agree as follows:

     1. PURCHASE AND SALE OF NOTES. Subject to the terms and conditions contained in this Agreement, at the Closing (as hereinafter defined) the Purchaser shall purchase from the Company and the Company shall sell to the Purchaser the Note for the sum of $1,250,000 (the "Loan Amount"). As further consideration, the Company shall issue to the Purchaser 1,000,000 shares of the Common Stock of the Company, par value $0.0001 per share (the "Common Stock").

     2.   CLOSING.

     2.1 Closing Date. The closing of the purchase and sale of the Note (the "Closing") shall take place simultaneously with the acquisition by the Company's subsidiary of the assets of Toledo Pickling and Steel Sales, Inc. (the "TPSS Acquisition") or on such other day as agreed to by the parties (the "Closing Date").

     2.2 Items to be Delivered at Closing. The following shall be delivered on the Closing Date:

          (a) The Note shall be delivered by the Company to the Purchaser;

          (b) The Common Stock shall be delivered by the Company to the Purchaser;

          (c) A legal opinion of counsel to the Company acceptable to the Purchaser shall be delivered to the Purchaser;

          (d) A certificate of the secretary or an assistant secretary of the Company certifying (i) an attached complete and correct copy of its articles of incorporation, (ii) an attached complete and correct copy of its bylaws, and (iii) an attached complete and correct copy of resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement, the Note and the issuance of the Common Stock shall be delivered by the Company; and

          (e) The purchase price shall be delivered by the Purchaser by wire transfer to the account of the Company.


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     3.   REPRESENTATIONS AND WARRANTIES.

     3.1        Representations and Warranties  of  the  Company.
The  Company represents and warrants that as of the date of  this
Agreement:

          (a) Existence. The Company is a corporation duly organized and in good standing under the laws of the State of Colorado and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

          (b) Authority. The execution and delivery by the Company of this Agreement and the Note (i) are within the Company's corporate powers; (ii) are duly authorized by the Company's board of directors; (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any law or laws;
     (v) except for the filing of a Form D Notice with the Securities and Exchange Commission and any exemption filing related thereto which may be required pursuant to applicable state securities or "blue sky" laws, do not require any governmental consent, registration or approval; (vi) do not contravene any contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

          (c) Binding Effect. This Agreement and the Note have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (d) Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, par value $.0001 per share, 47,984,384 shares of which are issued and outstanding as of December 28, 1998 and 10,000,000 shares of Preferred Stock, par value $.01 per share, of which the following Preferred Shares were authorized, issued and outstanding as of December 28, 1998:
     Series A Preferred Shares, par value $1.00 per share, authorized 1,000,000 shares, 744,000 shares issued and outstanding; Series B Preferred Shares, par value $1.00 per share, authorized 1,000,000 shares, 449,000 shares issued and outstanding; Series C Preferred Shares, stated value $10,000 per share, authorized 200 shares, 0 shares issued and outstanding; Series D Preferred Shares, stated value of $10,000 per share, authorized 350 shares, 0 shares issued and outstanding; and Series E Preferred Shares, stated value $10,000 per share, authorized 140 shares, 0 shares issued and outstanding. The shares of Common Stock issuable pursuant to this Agreement (the "Initial Shares") and any shares of common stock which may be issued upon extension of the Maturity Date of the Note (the "Extension Shares") (the Initial Shares and the Extension Shares collectively, the "Shares") are not subject to preemption rights and have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement and the Note, will be duly and validly issued, fully paid and non-assessable and shall be free of any and all encumbrances, claims, security interests or any other rights or interests of third parties whatsoever.

          (e)   SEC  Documents.  The Company  has  furnished  the
     Purchaser with a true and complete copy of the Company's Report on Form 8-K filed on January 27, 1998, as amended on January 29, 1998 and March 27, 1998, Report on Form 8-K filed on January 28, 1998 as amended on January 29, 1998, Report on Form 8-K filed on March 18, 1998, Report on Form 8-K filed on May 1, 1998, Report on Form 8-K filed on August
     5,  1998,   Report on Form 8-K filed on September 18,  1998,


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     the Company's Form 10-KSB for the fiscal year ended December
     31, 1997, Form 10-QSB for the quarterly period ended March 31, 1998, Form 10-QSB for the quarterly period ended June
     30, 1998, Form 10-QSB for the quarter ended September 30, 1998 and the Registration Statement on Form SB-2 (No. 333-60761) and the Proxy Statement dated October 16, 1998 (the
     "Disclosure  Documents").   Except  as  disclosed   in   the
     Disclosure Documents, since December 31, 1997 the Company has not incurred any material liability except in the
     ordinary  course  of  its  business  consistent  with   past
     practice and there has not been any change in the business, financial condition or results of operations of the Company which has had a material adverse effect on the Company. Since January 1, 1997, the Company has filed with the Securities and Exchange Commission (the "SEC") all documents required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. As of their respective filing dates, the Disclosure Documents complied in all material respects with the requirements of the Exchange Act,
     and   the  rules  and  regulations  of  the  SEC  thereunder
     applicable to such Disclosure Documents, and the Disclosure Documents did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company
     included   in  the  Disclosure  Documents  (the   "Financial
     Statements") comply as to form in all material respects with applicable accounting requirements and with the published
     rules and regulations of the SEC with respect thereto.   The
     Financial Statements are accurate, complete and have been prepared in accordance with the books and records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments that are not material) the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

          (f) Litigation. There is neither pending nor, to the Company's knowledge and belief, threatened any action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject other than routine litigation in the ordinary course of business or which calls into question any of the transactions contemplated by this Agreement.

          (g) Securities Matters. Subject to the accuracy of the representations of the Purchaser set forth in Section
     3.2 hereof, the offer, sale and issuance of the Note and the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (the "Securities Act"). The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Note and the Shares as contemplated by this Agreement.

          (h) Conflict with Other Agreements; Approvals. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or (i) result in any violation of, or default (with or without notice of lapse of time, or both) under, or giver rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") pursuant to any provision of the Articles of Incorporation or By-laws or any organizational document of the Company or (ii) result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") or any other third party is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby.

     3.2      Representations and Warranties of  each  Purchaser.
The Purchaser represents and warrants that as of the date of the execution of this Agreement:

          (a) Authorization. This Agreement constitutes a valid and legally binding obligation of the Purchaser.

          (b) Investment Representations (i) The Purchaser has received and reviewed the Company's Disclosure Documents and the Purchaser or the Purchaser's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to review the documents provided by the Company and to have all of their questions related thereto satisfactorily answered.

          (ii) The Purchaser acknowledges that the Notes and the Shares are speculative and involve a high degree of risk and the Purchaser represents that it is able to sustain the loss of the entire amount of its investment.

          (iii) The Purchaser (or its members and/or officers) has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Notes and the Shares.

          (iv)   The   Purchaser   is   not   relying   on    any
     representations and warranties with respect to the Company except as set forth in this Agreement.

          (v) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (vi) The Purchaser is acquiring the Notes and the Shares for investment purposes only without intent to distribute the same, and acknowledges that the Notes and the Shares have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

          (vii) The Purchaser acknowledges that it will not be able to transfer the Notes and the Shares except upon compliance with the registration requirements of the
     Securities Act, and applicable state securities laws, or exemptions therefrom.

          (viii)       The    certificates   and/or   instruments
     evidencing the Notes and the Shares will contain a legend to the foregoing effect.

     4.   REGISTRATION UNDER THE SECURITIES ACT OF 1933.

      4.1 Demand Registration Right. The Company agrees that on or after thirty (30) days from the Closing Date it will, within thirty (30) days of the Purchaser's written request for such and at the Company's cost, file a Registration Statement under the Securities Act to cause the Initial Shares to become registered thereunder for resale by the Purchaser (the "Registration
Statement") and the Company agrees that it will use its best efforts to cause such Registration Statement to be declared effective as soon as possible. The Purchaser shall have one such demand registration right.

      4.2 Participation in Registered Offerings ("Piggyback Rights" for Shares). If the Company at any time after the date of this Agreement and prior to the third anniversary of the Closing Date proposes or is required to register any of its shares or other equity securities for public sale for cash under


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the  Securities Act (other than on Forms S-4 or S-8), it will  at each  such time or times give written notice to the Purchaser  of
its  intention  to  do  so.   Upon the  written  request  of  any
Purchaser given within twenty (20) days after receipt of any such notice, the Company shall use its best efforts to cause to be included in such registration any Shares held by such Purchaser and requested to be registered under the Securities Act and any applicable state securities laws; provided, that if the managing underwriter advises that less than all of the shares to be registered should be offered for sale so as not materially and adversely to affect the price or salability of the offering being registered by the Company, the Purchaser but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its shares to be included in the registration statement as required by the underwriter to the extent requisite to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. The registration requested pursuant to this
Section 4.2 is referred to herein as the "Piggyback Registration" and shall be in addition to the Registration Rights set forth in
Section 4.1 hereto.

     4.3 Obligations of the Purchaser. It shall be a condition precedent to the obligation of the Company to register any Shares pursuant to this Section 4 that the Purchaser shall furnish to the Company such information regarding the Shares held and the intended method of disposition thereof and any other information concerning the Purchaser as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company. If after a registration statement becomes effective the Company advises the Purchaser that the Company considers it appropriate to amend or supplement the applicable registration statement, the Purchaser shall suspend further sales of the Shares until the Company advises the Purchaser that such registration statement has been amended or supplemented.

     4.4 Registration Proceedings. Whenever the Company is required by the provisions of this Section 4 to effect the registration of the Shares under the Securities Act, the Company shall:

          (i) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

          (ii)  Prepare and file with the SEC such amendments  to
     such   registration   statement  and  supplements   to   the
     prospectus contained therein as may be necessary to keep such registration statement effective;

          (iii) Furnish to the Purchaser and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (iv) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or Blue Sky Laws of such jurisdictions as the Purchaser may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of
     process   or  to  qualify  to  do  business  as  a   foreign
     corporation in any jurisdiction wherein it is not so qualified;

          (v) Notify the Purchaser, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (vi)  Notify the Purchaser promptly of any  request  by
     the   SEC   for  the  amending  or  supplementing  of   such
     registration statement or prospectus or for additional information; and

          (vii) Prepare and promptly file with the SEC and promptly notify the Purchaser of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Company shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to the Company.

     4.5 Expenses. With respect to the inclusion of the Shares in a registration statement pursuant to this Section 4, all registration expenses, fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company; provided, however, that the Purchaser shall bear its own professional fees and pro rata share of the underwriting discount and commissions. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky Laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

     4.6 Indemnification of the Holder. Subject to the conditions set forth below, in connection with any registration of the Shares pursuant to this Section 4, the Company agrees to indemnify and hold harmless the Purchaser, any underwriter for the Company or acting on behalf of the Purchaser and each person, if any, who controls the Purchaser, within the meaning of Section 15 of the Securities Act, as follows:

          (i) Against any and all loss, claim, damage and expense whatsoever arising out of, based upon or resulting from (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened, or any claim whatsoever based upon) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application or other document executed by the
     Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Company's securities under the securities laws thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any other violation of applicable federal or state statutory or regulatory requirements or limitations relating to action or inaction by the Company in the course of preparing, filing, or implementing such registered offering; provided, however, that the indemnity agreement contained in this section shall not apply to any loss, claim, damage, liability or action arising out of or based upon any untrue or alleged untrue statement or omission made in reliance upon and in conformity with any information furnished in writing to the Company by or on behalf of the Purchaser expressly for use in connection therewith or arising out of any action or inaction of the Purchaser;

          (ii) Subject to the proviso contained in Subsection (i) above, against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any untrue statement or omission (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any such litigation or claim) if such settlement is effected with the written consent of the Company; and

          (iii) In no case shall the Company be liable under this indemnity agreement with respect to any claim made against such seller, underwriter or any such controlling person unless the Company shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such persons, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the claim. The failure to so notify the Company, if prejudicial in any material respect to the Company's ability to defend such claim, shall relieve the Company from its liability to the indemnified person under this Section 4, but only to the extent that the Company was prejudiced. The failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise than on account of this indemnity agreement. The Company shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the sellers or controlling persons, defendants in any suit so brought. In the event the Company elects to assume the defense of any such suit and retain such counsel, the sellers, underwriter or controlling persons, defendants in the suit, shall, after the date they are notified of such election, bear the fees and expenses of any counsel thereafter retained by them, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the sellers, underwriter or controlling persons reasonably believe that there may be available to them any defense or counterclaim different than those available to the Company or that representation of such sellers, underwriters or controlling persons by counsel for the Company presents a conflict of interest for such counsel, then such sellers, underwriter and controlling person shall be entitled to defend such suit with counsel of their own choosing and the Company shall bear the fees, expenses and other costs of such separate counsel.

     5.   MISCELLANEOUS.

     5.1 Indemnity Obligations of the Purchaser. The Purchaser hereby agrees to indemnify, defend and hold the Company and any director, officer, employee or representative of the Company (the "Company Indemnified Parties") harmless from, and to reimburse the Company Indemnified Parties for, any and all losses, damages, deficiencies, liabilities, obligations, actions, claims, suits, proceedings, demands, assessments, judgments, recoveries, fees, penalties, interest, costs and expenses (including, without limitation, out-of-pocket expenses, reasonable investigation expenses and reasonable fees and disbursements of accountants and counsel) of any nature whatsoever arising out of, based upon or resulting from (i) any breach of any representation and warranty of such Purchaser which is contained in this Agreement; or (ii) any breach or nonfulfillment of, or any failure to perform, any of the covenants, agreements or undertakings of the Purchaser which are contained in or made pursuant to the terms and conditions of this Agreement. Notwithstanding the foregoing, the indemnification obligation of the Purchaser shall not exceed the purchase price of the Notes paid by the Purchaser .

     5.2 Indemnity Obligations of the Company. The Company hereby agrees to indemnify, defend and hold the Purchaser and any director, officer, employee or representative of the Purchaser (the "Purchaser Indemnified Parties") harmless from, and to reimburse the Purchaser Indemnified Parties for, any and all losses, damages, deficiencies, liabilities, obligations, actions, claims, suits, proceedings, demands, assessments, judgments, recoveries, fees penalties, interest, costs and expenses (including, without limitation, out-of-pocket expenses, reasonable investigation expenses and reasonable fees and disbursements of accountants and counsel) of any nature whatsoever arising out of, based upon or resulting from (i) any breach of any representation and warranty of the Company which is contained in this Agreement; or (ii) any breach or nonfulfillment of, or any failure to perform, any of the covenants, agreements or undertakings of the Company which are contained in or made pursuant to the terms and conditions of this Agreement. Notwithstanding the foregoing, the indemnification obligation of the Company shall not exceed the purchase price of the Note.

     5.3 Notification of Claims. In the event of the occurrence of an event which any party asserts constitutes a claim for which indemnification may be sought hereunder, such party shall provide the indemnifying party with prompt notice of such event and shall make available to the indemnifying party information material to the claim which is in the possession of the indemnified party. If such event involves the claim of any third party, the indemnifying party shall have the right to elect to join in the defense, settlement, adjustment or compromise of any such third-party claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the third-party claim, to join in the defense, settlement, adjustment or compromise of the same. An indemnified party's failure to give timely notice in connection with any third-party claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such party except and only to the extent that the indemnifying party is actually materially prejudiced by such delay. If so desired by the indemnifying party such party may elect, at such party's sole expense, to assume control of the defense, settlement, adjustment or compromise of any third-party claim, insofar as such claim relates to the liability of the indemnifying party before entering into any settlement, adjustment or compromise of such claim, or ceasing to defend against such claim, and provided, further, that the indemnified party shall have the right at its own expense, to be represented by counsel of its own choosing and with whom counsel for the indemnifying party shall confer on connection with such defense, settlement, adjustment or compromise or ceasing to defend against each claim.

     5.4  [Intentionally Omitted].

     5.5 Confidentiality. (a) The Purchaser agrees to keep confidential any and all non-public information delivered or made available to the Purchaser by the Company except for disclosures, as necessary, made by the Purchaser to the Purchaser's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Purchaser of this confidentiality covenant and for whom the Purchaser shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Purchaser from disclosing such information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over the Purchaser, (c) which has been publicly disclosed or (d) to any of its members provided that any such members agree in writing (with a copy provided to the Company) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause (a) and/or (b) of the preceding sentence, the Purchaser shall promptly notify the Company in writing of any applicable order, request or demand for such information, cooperate with the Company if and to the extent that the Company elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. No Purchaser shall use for its own benefit, nor permit any other person to use for such person's benefit, any of the Company's non-public information including, without limitation, in connection with the purchase and/or sale of the Company's securities.

     (b) The Company shall in no event disclose non-public information to the Purchaser, advisors to or representatives of the Purchaser unless prior to disclosure of such information the Company marks such information as "Non-Public Information - Confidential" and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review.

     (c) Nothing herein shall require the Company to disclose non-public information to any Purchaser or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Purchasers who purchase stock in the Company in any offering, to money managers or to securities analysts.

     5.6  [Intentionally Omitted].

     5.7 Legends. To the extent applicable, the Note and any Shares issued shall be endorsed with the legend set forth below, and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the Note or Shares without complying with the restrictions on transfer described in the legends endorsed on such note or certificate:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     5.8   Assignability;  Successors.  The  provisions  of  this
Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

     5.9   Survival.   All agreements, covenants, representations
and warranties made by the Company or by the Purchaser herein shall survive the execution and delivery of this Agreement.

     5.10  GOVERNING  LAW.   THIS AGREEMENT  SHALL  BE  CONSTRUED
ACCORDING  TO  THE LAWS OF THE STATE OF COLORADO  WITHOUT  GIVING
EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

     5.11 Counterparts: Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

     5.12 Entire Agreement, Amendments. This Agreement and the Exhibits contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings, oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and the Purchaser. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     5.13  Notices.   All communications or notices  required  or
permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

if to the Company     Consolidated Capital of North America, Inc.
                      410  17th Street, Suite 400
                      Denver, Colorado  80202
                      Att: Secretary
                      Tel: (303) 446-2188
                      Fax: (303) 446-5972


with copies to:       Gallagher, Briody & Butler
                      212 Carnegie Center, Suite 402
                      Princeton, New Jersey 08540
                      Att: Thomas P. Gallagher
                      Tel: (609) 452-6000
                      Fax: (609) 452-0090

if to the Purchaser:  Security Income Trust, L.P.
                      c/o American National Security, Inc.
                      17th Street, Suite 400
                      Denver, Colorado  80202
                      Att: Secretary
                      Tel: (303) 446-2188
                      Fax: (303) 446-5972

     5.14 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     5.15 Maximum Interest. It is expressly stipulated and agreed to be the intent of the Company and the Purchaser at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits the Purchaser to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of the Note results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and the Purchaser's express intent that all excess cash amounts theretofore collected by the Purchaser be credited on the principal balance of the Note (or if the Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Agreement immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate the maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Purchaser does not intend to collect any unearned interest in the event of acceleration.

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              CONSOLIDATED CAPITAL
                              OF NORTH AMERICA, INC.


                              By: /s/ Richard D. Bailey
                                  ----------------------
                                  Richard D. Bailey
                                  President and Chief Operating Officer

                              SECURITY INCOME TRUST, L.P.

                              By:  AMERICAN NATIONAL
                                   SECURITY  MANAGEMENT, L.P.
                                   General Partner

                              By:  AMERICAN NATIONAL
                                   SECURITY, INC.


                              By:  /s/ Donald R. Jackson
                                   ---------------------
                                   Donald R. Jackson, Treasurer and
                                   Chief Financial Officer